THE FBR FUNDS

Fixed Income Funds
FBR Maryland Tax-Free Portfolio
FBR Virginia Tax-Free Portfolio

SUPPLEMENT DATED DECEMBER 12, 2005
TO THE PROSPECTUS DATED FEBRUARY 28, 2005

This supplement to the Prospectus dated February 28, 2005, for The FBR Funds, Fixed Income Funds, updates certain information in the Prospectus as described below.  For further information, please contact The FBR Funds toll-free at 888.888.0025.

1.      Proposed Reorganization. The Board of Trustees of The FBR Funds, on behalf of the FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio (the "Funds"), has unanimously approved an Agreement and Plan of Reorganization ("Agreement") for each of the Funds which will effect the following reorganizations:

Acquired Funds	Acquiring Funds
FBR Maryland Tax-Free Portfolio	MTB Maryland Municipal Bond Fund
FBR Virginia Tax-Free Portfolio	MTB Virginia Municipal Bond Fund

The reorganizations are expected to be effected on or about February 24, 2006 and will require approval by the requisite number of voting shares of each Fund. It is intended that the reorganizations will be accomplished without resulting in the imposition of federal income tax on the Acquired Funds or their shareholders.

A Special Meeting (the "Meeting") of the Shareholders of the Funds is scheduled to be held on February 24, 2006, and approval of the Agreement will be voted on at that time. In connection with the Meeting, a combined proxy statement and prospectus describing the reorganizations has been filed with the Securities and Exchange Commission, which the Funds will be delivering in January to the Funds' shareholders of record.  Included with the materials sent to shareholders will be a Prospectus for the MTB Maryland Municipal Bond Fund and MTB Virginia Municipal Bond Fund.

Under the proposed terms of the Agreement, each Acquired Fund will transfer its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund. After the transfer, each Acquired Fund will distribute the corresponding Acquiring Fund shares to its shareholders in a complete liquidation. As a result, each Acquired Fund's shareholders will become shareholders of the corresponding Acquiring Fund.  In the case of the MTB Virginia Municipal Bond Fund, it will also acquire the liabilities of FBR Virginia Tax-Free Portfolio. Each Acquired Fund and its corresponding Acquiring Fund have substantially the same investment objective and policies.

In anticipation of the completion of the reorganization, effective February 22, 2006, shares of the FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio will no longer be offered to the public for purchase.

2.      Assignment of Advisory Contract.  The Board of Trustees of The FBR Funds (the "Trust") has unanimously approved the assignment of the investment advisory agreement between the FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio, each a series of the Trust, and Money Management Advisers, Inc., the Funds' investment adviser since inception (the "Former Adviser") to FBR Fund Advisers, Inc., 1001 Nineteenth Street North, Arlington, VA 22209 (the "New Adviser"). Both the New Adviser and the Former Adviser are subsidiaries of Friedman, Billings, Ramsey Group, Inc. The assignment of the investment advisory agreement was effective on November 1, 2005. The assignment of the investment advisory agreement will not affect the nature and quality of the advisory services rendered to the Funds. Additionally, the advisory fees will not change as a result of the change in advisers.

The New Adviser was organized as a Delaware corporation in 1996 and is registered with the Securities and Exchange Commission as an investment adviser. In addition to managing the assets of the Funds, the New Adviser manages approximately $1.9 billion on behalf of other series in the Trust.

3.       Sub-Adviser.  The following information replaces in its entirety the sub-section on page 11 entitled, "Sub-Adviser" under the section, "Fund Management".

Until October 26, 2005, the Adviser, on behalf of the Funds, retained Asset Management, Inc. (AMI), located at 5530 Wisconsin Avenue, Suite 1500, Chevy Chase, Maryland 20815, to serve as the investment sub-adviser to the Funds. The Sub-Advisory Agreement between the Adviser and AMI, by its terms, and in accordance with certain provisions of the 1940 Act, was terminated upon the assignment of the contract to the Estate of Arthur Adler Jr. as a result of the death of Mr. Arthur Adler Jr., President and controlling owner of AMI. Immediately following the termination of the agreement, the Adviser and AMI entered into an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement"). Under the Interim Sub-Advisory Agreement, amounts payable to AMI for sub-advisory services to the Funds have been held in escrow in an interest-bearing escrow account with the Funds' custodian. The escrow agent will release the money in this escrow account to AMI after the requisite amount of the Funds' outstanding voting securities has approved payment of such fees. A meeting of the shareholders of each of the Funds is scheduled for February 24, 2006 in order to take action with respect to the escrowed fees.

Effective October 27, 2005, Chevy Chase Trust Company (CCTC), located at 7501 Wisconsin Avenue, Bethesda, Maryland 20814, purchased substantially all of the assets of AMI. Pursuant to the agreement, AMI is currently  operating as a division of CCTC.  The change of control of AMI terminated the Interim Sub-Advisory Agreement.  The Board of Trustees of the Funds has approved an interim sub-advisory agreement with CCTC (the "Second Interim Sub-Advisory Agreement") so that CCTC, as successor to the operations of AMI, could continue to render investment management services to the Funds. Under the Second Interim Sub-Advisory Agreement, amounts payable to CCTC for sub-advisory services to the Funds will be held in escrow in an interest-bearing escrow account with the Funds' custodian. The escrow agent will release the money in this escrow account to CCTC after the requisite amount of the Funds' outstanding voting securities approve payment of such fees. A meeting of shareholders of each of the Funds is scheduled for February 24, 2006, in order to take action with respect to the escrowed fees.

Under the Second Interim Agreement, CCTC will continue to provide the Funds with the same level of investment advisory services as were provided by AMI.

4.      Administrative Contract.   Effective November 1, 2005, the Trust on behalf of the Funds entered into a contract with FBR Fund Advisers, Inc. (the "Adviser") to provide day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, oversight of the service providers and preparing the Fund's registration statements. Pursuant to the Agreement, the Adviser receives a fee of 0.06% of the first $2 billion of average daily net assets of the Funds, 0.05% of the next $1 billion of average daily net assets of the Funds and 0.035% of the Funds' average daily net assets in excess of $3 billion. The Adviser also provides the Funds with office space, facilities and business equipment and generally administers the Funds' business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds. The Adviser compensates all personnel, Officers, and Trustees of the Funds if such persons are employees of the Adviser.

Effective November 1, 2005, the Trust on behalf of the Funds entered into an agreement with FBR National Trust Company ("FBRNTC"), a wholly-owned subsidiary of Friedman, Billings, Ramsey Group, Inc., to serve as the Funds' custodian.  On November 21, 2005, FBRNTC entered into an agreement with Cardinal Bank, a Virginia-chartered bank ("Cardinal"), whereby Cardinal has agreed to acquire certain of FBRNTC's fiduciary and other assets and assume FBRNTC's deposit liabilities. Closing of the transaction, which is subject to the satisfactory completion of due diligence by Cardinal, the receipt of required regulatory approvals and third-party consents, and other customary closing conditions, is anticipated to occur in the first quarter 2006.  Upon closing of the transaction, the Funds' custodian services will be performed by Cardinal.

Prior to November 1, 2005, the Funds had entered into an agreement with FBR National for Fund Administration, Fund Accounting, Transfer Agency and Custody Services.  Under this agreement, FBR National provided or paid the costs for such services and other fund operating expenses. Effective November 1, 2005, the Funds have contracted directly with Integrated Fund Services, Inc. for the provision of transfer agency, dividend disbursement and fund accounting services.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.